THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.


                  WARRANT TO PURCHASE SHARES OF COMMON STOCK
                         OF INNOVIR LABORATORIES, INC.


Warrant Certificate No. V-3                                    December 31, 1997


     This certifies that, for value received, Innovir Laboratories, Inc., a Delaware corporation (the "COMPANY"), hereby grants to VIMRx Pharmaceuticals Inc. (the "HOLDER") the right to purchase, subject to adjustment and the other terms and conditions set forth herein, One Million (1,000,000) fully paid and nonassessable shares of the Company's common stock, $.013 par value per share (the "STOCK"), at a price per share, subject to adjustment as set forth below, of $.393667 (the "WARRANT EXERCISE PRICE") at any time or from time to time after the date hereof and prior to 5:00 P.M. (Eastern Time) on December 31, 2002 (the "WARRANT EXPIRATION DATE"). This Warrant and all warrants hereafter issued in exchange or substitution of this Warrant, are hereinafter referred to as the "WARRANTS." THIS WARRANT, TO THE EXTENT NOT EXERCISED IN THE MANNER SET FORTH HEREIN, SHALL TERMINATE AND BECOME NULL AND VOID AT 5:00 P.M. (EASTERN TIME) ON THE WARRANT EXPIRATION DATE.

     This Warrant is subject to the following terms and conditions.

     1.   Exercise; Issuance of Certificates; Payment of Shares.
          -----------------------------------------------------

          (a) This Warrant may be exercised, at the option of the Holder, in whole or in part at any time prior to 5:00 P.M. (Eastern Time) on the Warrant Expiration Date, by surrender to the Company of this Warrant Certificate properly endorsed together with the Form of Subscription attached hereto duly completed, signed and with proper payment of the Warrant Exercise Price multiplied by the number of shares of Stock for which the Warrant is being exercised. Payment shall be in cash, certified check or official bank check, payable to the order of the Company.

          (b) The Company agrees that the shares of Stock purchased on the exercise of each Warrant shall be deemed to be issued as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares of Stock. Issuance of the shares of Stock shall be subject to compliance with all provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and any relevant state securities law. Subject to the provisions of Section 2 hereof, certificates for the largest whole number of shares of Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company within a reasonable time after this Warrant has been exercised. No fractional shares of Stock shall be issued upon exercise of this Warrant. Each stock certificate so delivered shall be registered in the name of the Holder or such other name as shall be designated by the Holder, subject to the provisions of Sections 6 and 8 hereof. If prior to the Warrant Expiration Date, this Warrant is exercised in part, one or more new Warrants substantially in the form of, and on the terms contained in, this Warrant Certificate will be issued for the remaining number of shares of Stock in respect of which this Warrant has not been exercised.

     2.   Shares to be Fully Paid; Reservation of Shares.  The Company covenants
          ----------------------------------------------
and agrees that all shares of Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and will keep available solely for issuance upon exercise of this Warrant, a sufficient number of shares of Stock or other securities and properties as from time to time shall be receivable upon the exercise of this Warrant. The Company shall provide that any successor corporation will reserve a sufficient number of shares of authorized but unissued stock or other securities or set aside sufficient other property, as the case may be, as provided for in this Section 2.

     3.   Adjustment of Warrant Exercise Price and Number of Shares; Events
          -----------------------------------------------------------------
Requiring Notice; Changes in Stock.
----------------------------------

          3.1  Method of Adjustment.  The Warrant Exercise Price and the number
               --------------------
of shares of Stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the events described in Section 3.2. Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Stock obtained by multiplying the Warrant Exercise price in effect immediately prior to such adjustment by the number of shares of Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

          3.2  Events Requiring Adjustment of Warrant Exercise Price.
               -----------------------------------------------------

               (a) In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares of Stock or declare a dividend upon its Stock payable solely in shares of Stock, the Warrant Exercise Price in effect immediately prior to such subdivision or dividend shall be proportionately reduced, and conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares of Stock, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

               (b) Except as provided in subsection (a) above, and except for any issuances of Stock pursuant to the Agreement of even date herewith between the Company and the Holder, Warrant No. V-2 previously issued by the Company to the Holder, or this Warrant, in the event the Company shall hereafter issue or sell any Stock at a price per share, or any securities convertible into Stock or any rights, options or warrants to purchase Stock or securities convertible into Stock, or entitling the holders thereof to purchase Stock, at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such securities plus the consideration, if any, payable to the Company upon exercise or conversion thereof (collectively, the "TOTAL CONSIDERATION") by (ii) the number of additional shares of Stock issued, sold or issuable upon exercise or conversion of such securities), which is less than the lower of the then fair market value of the Stock or the Warrant Exercise Price, the Warrant Exercise Price shall be adjusted as of the date of such issuance or sale by multiplying the Warrant Exercise Price then in effect by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Stock outstanding on the record date of such issuance or sale plus (B) the Total Consideration divided by the then fair market value of the Stock and the denominator of which shall be (y) the number of shares of Stock outstanding on the record date of such issuance or sale plus the maximum number of additional shares of Stock issued, sold or issuable upon exercise or conversion of such securities.

          3.3  Notice of Adjustment.  Upon any adjustment of the Warrant
               --------------------
Exercise Price and any increase or decrease in the number of shares of Stock purchasable upon the exercise of this Warrant, the Company promptly shall give written notice thereof to the Holder, which shall state the Warrant Exercise Price resulting from such adjustment and increase or decrease, if any, in the number of shares of Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3.4  Other Notices.  If at any time:
               -------------

               (a)  the Company shall declare any cash dividend upon its Stock;

               (b) the Company shall declare any dividend upon its Stock payable in stock (other than a dividend payable solely in shares of Stock) or make any special dividend or other distribution to the holders of its Stock;

               (c) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

               (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give the Holder (i) at least twelve (12) calendar days' prior written notice of the date on which the books of the Company shall close or a record date shall occur for such dividend or distribution or for determining rights to vote in respect of any such consolidation, merger, sale, dissolution, liquidation or winding-up, and (ii) in the case of any such consolidation, merger, sale, dissolution, liquidation or winding-up, at least twelve (12) calendar days' prior written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend or distribution, the date on which the holders of Stock shall be entitled thereof. Any notice given in accordance with clause (ii) above shall also specify the date on which the holders of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Notwithstanding anything contained herein to the contrary, if the Holder does not exercise this Warrant prior to a record date or the occurrence of an event described above, as applicable, except as provided in
Section 3.2, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock in such event.

     4.   Issue Tax.  The issuance of certificates for shares of Stock upon the
          ---------
exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

     5.   No Voting or Dividend Rights.  This Warrant does not confer upon the
          ----------------------------
Holder the right to vote or to consent or to receive notice as a stockholder of the Company, in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company prior to the exercise hereof. No cash dividends shall be payable or accrued in respect of this Warrant or the shares of Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

     6.   Restrictions on Transferability of Securities; Compliance with
          --------------------------------------------------------------
Securities Act.
--------------

          6.1  Restrictions on Transferability.  In no event shall the Company
               -------------------------------
be obligated to effect any transfer of this Warrant unless a registration statement is in effect with respect thereto under applicable state and Federal securities laws or the Company has received an opinion in substance reasonably satisfactory to it from counsel reasonably satisfactory to it that such registration is not required and this Warrant is surrendered to the Company at its principal office together with the Assignment Form annexed hereto, duly completed and executed, and sufficient funds to pay any transfer tax.

               Shares of Stock purchased upon the exercise of this Warrant shall only be transferred by the Company in accordance with the Securities Act.

          6.2  Ownership.  The Company and any agent of the Company may treat
               ---------
the person in whose name this Warrant Certificate is registered on the register which the Company shall cause to be maintained for such purpose as the owner and holder thereof for all purposes. This Warrant Certificate, if properly assigned, may be exercised by a new holder without first having a new Warrant Certificate issued.

     7.   Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     8.   Notices.  Any notice, request or other document required or permitted
          -------
to be given or delivered to the Holder or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, if to the Holder at its address as shown on the books of the Company, or if to the Company at its principal office at 510 East 73rd Street, New York, New York 10021, Attention: Vice President-Finance. Any notice, request or other document shall be deemed to have been given upon receipt if personally delivered, or on the fifth day after being mailed if mailed, registered or certified mail. The Company shall notify the Holder in writing of any change of address of the Company within a reasonable time following such change of address.

     9.   Descriptive Headings and Governing Law.  The descriptive headings of
          --------------------------------------
the several sections and paragraphs of this Warrant Certificate are inserted for convenience only and do not constitute a part of this Warrant Certificate. This Warrant Certificate shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     10.  Lost Warrant Certificates or Stock Certificates.  Upon receipt of
          -----------------------------------------------
evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate or any stock certificate deliverable upon the exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of this Warrant Certificate or such stock certificate, the Company at its expense shall make and deliver a new Warrant Certificate or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate or stock certificate.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer as of the 31st day of December, 1997.

                                        INNOVIR LABORATORIES, INC.


                                        By: /s/  Thomas Sharpe, Ph.D.
                                            -----------------------------
                                            Name:  Thomas Sharpe, Ph.D.
                                            Title: President

ATTEST:


By: /s/ Francis M.O'Connell
   -----------------------------
Name:  Francis M. O'Connell
Title: Chief Financial Officer

                             FORM OF SUBSCRIPTION

                  (To be signed only on exercise of Warrant)


TO: INNOVIR LABORATORIES, INC.

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _______________ shares of Common Stock of INNOVIR LABORATORIES, INC. and herewith makes payment of $____________ therefor and requests that the certificates for such shares be issued in the name of, and delivered to, _______________________________, whose address is ___________________________________________.


Dated:  ______________, _____

                                   ___________________________________
                                   (Signature must conform to name of
                                   Holder as specified on the face of
                                   the Warrant)


                                   ___________________________________

                                   ___________________________________
                                                  (Address)

                              FORM OF ASSIGNMENT

            (To be signed only on transfer of Warrant in accordance with the provisions of Section 6 of the Warrant Certificate)


          For value received, the undersigned hereby sells, assigns, and transfers unto _____________________ the right represented by the written Warrant to purchase shares of Common Stock of INNOVIR LABORATORIES, INC. to which the within Warrant relates and appoints _____________________ Attorney to transfer such rights on the books of INNOVIR LABORATORIES, INC. with full power of substitution in the premises.


Dated:  _____________, _____


                                   ___________________________________
                                   (Signature must conform to name of
                                   Holder as specified on the face of
                                   the Warrant)